UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 30, 2000
                                                          --------------

                         Commission File Number 0-21884


                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                       59-1688986
              -------                                       ----------
(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                        Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                           --------------


                                       N/A
                           ---------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On April 30, 2000, Rexall Sundown, Inc., a Florida corporation (the "Company"), Koninklijke Numico N.V., a company organized under the laws of the Netherlands ("Numico") and Nutricia Investment Corp., a Florida corporation and indirect wholly owned subsidiary of Numico (the "Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Purchase Agreement provides for, among other things, (i) the Purchaser to purchase all the outstanding shares of common stock, $.01 per share, of the Company at a price of $24.00, net to seller in cash, without interest, upon the terms and subject to the conditions of the Offer to Purchase dated as of May 5, 2000, as supplemented from time to time (the "Offer to Purchase") and (ii) the subsequent merger of the Purchaser with and into the Company.

         On April 30, 2000, the Company, Numico, the Purchaser and certain executive officers and shareholders of the Company (the "Shareholders") who, in the aggregate hold more than 50% of the Company's issued and outstanding shares of common stock, entered into a Shareholder Agreement (the "Shareholder Agreement") pursuant to which the Shareholders have agreed to tender all of their shares into the Numico tender offer and have granted Numico an option and proxy on such shares.

         The Merger Agreement, the Shareholder Agreement, the Offer to Purchase, and the Company's Schedule 14D-9 related thereto are filed hereto as Exhibits 2.1, 20.1, 20.2 and 20.3, respectively, and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REXALL SUNDOWN, INC.


Date:  May 10, 2000                         /s/ Damon DeSantis
                                            ------------------
                                            Name:  Damon DeSantis
                                            Title:  President and Chief
                                            Executive Officer








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                                  Exhibit Index


Exhibit No.                                          Exhibit
-----------                                          -------
2.1 Agreement and Plan of Merger dated as of April 30, 2000 (incorporated by reference to Exhibit (d)(1) to the Tender Offer Statement on Schedule TO filed on May 5, 2000 by Numico and the Purchaser).

20.1                                Shareholder Agreement dated as of April 30, 2000
                                    (incorporated by reference to Exhibit (d)(2) to the Tender
                                    Offer Statement on Schedule TO filed on May 5, 2000 by
                                    Numico and the Purchaser).

20.2                                Offer to Purchase dated as of May 5, 2000 (incorporated
                                    by reference to Exhibit (a)(1) to the Tender Offer Statement on Schedule TO filed on May 5, 2000 by Numico and the Purchaser).

20.3                                Solicitation/Recommendation Statement on Schedule
                                    14D-9 filed on May 5, 2000 by the Company (incorporated by reference herein).

20.4                                Text of Press Release dated May 1, 2000 (incorporated by reference to Exhibit (a)(6) to the Tender Offer Statement on Schedule TO filed on May 5,
                                    2000 by Numico and the Purchaser.

20.5                                Text of Press Release dated May 5, 2000 (incorporated by reference to Exhibit (a)(9) to the Tender Offer Statement on Schedule TO filed on May 5,
                                    2000 by Numico and the Purchaser.

20.6                                Letter to Shareholders of the Company dated May 5, 2000 (incorporated by reference to Exhibit (a)(3) to the Company's Solicitation/Recommendation
                                    Statement on Schedule 14D-9 filed on May 5, 2000.
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